UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 9, 2014 (Date of earliest event reported: May 9, 2014)
XHIBIT CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

1520 E. Pima St., Phoenix, AZ 85034

(Address of principal executive offices) (Zip Code)

(602) 281-3554

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01         OTHER INFORMATION

Xhibit Corp. (“Xhibit”) did not file its Annual Report on Form 10-K for the year ending December 31, 2013 by its extended due date of April 1, 2014.  Additionally, Xhibit will not file its Quarterly Report on Form 10-Q for the three month period ending March 30, 2014 by its due date of May 9, 2014.  Accordingly, Xhibit is delinquent in its reporting obligations with the SEC.

Xhibit is seeking to resolve accounting issues raised in comment letters from the SEC Staff on its 2013 periodic reports.  The issues relate to accounting rules related to determination of the fair value of the shares of common stock issued, the purchase accounting allocation, and the related income statement impact on Xhibit’s financial statements for the SkyMall acquisition in May 2013.  We must resolve these issues before finalizing Xhibit's relevant financial statements and filing the Form 10-K for the year ending December 31, 2013 and the Form 10-Q for the three month period ending March 30, 2014.  At this time, we cannot advise when the Form 10-K and Form 10-Q will be filed.

Xhibit’s failure to be current in its reporting obligation with the SEC, if not remedied within the applicable grace period, which expires on May 16, 2014, will prevent broker-dealers from making a market in Xhibit’s common stock or disseminating quotations to the public on the OTC Bulletin Board.  Also as a result of its failure to be current in its reporting obligations, Xhibit will be prevented from registering, under the Securities Act of 1933, as amended, its securities for sale on Form S-3 for at least twelve full calendar months from the due date of its delinquent Form 10-K and Form 10-Q filings even if it is able to resume the timely filing of its required reports beginning with the next report.  For more information relating to the foregoing we refer you to Reg. 15c2-11 of the Securities Exchange Act of 1934, as amended, and Rule 144 promulgated under the Securities Act of 1933, as amended, as well as Form S-3.

Safe Harbor for Forward-Looking Statements

Information in this current report regarding Xhibit’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties.  These risks include, but are not limited to, Xhibit’s compliance with applicable rules and regulations necessary to permit broker-dealers to make a market in our common stock or disseminate quotations to the public on the OTC Bulletin Board, along with other risks and uncertainties discussed in Xhibit’s reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  All forward-looking statements included in this report, including the date on which Xhibit expects it will no longer qualify to have its common stock quoted on the OTCBB and the timing and content of the filing of Xhibit’s delinquent reports with the Securities and Exchange Commission, are based upon information available to Xhibit as of the date of this report, which may change.  These statements are not guarantees of future performance and actual results could differ materially from our current expectations.  Xhibit assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2014

Xhibit Corp., a Nevada corporation

By:  /s/ Scott Wiley

Scott Wiley, CFO